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Exhibit 99 - Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002:


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



         The undersigned, C. Herbert Schneider and Lewis H. Foulke hereby jointly certify, pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as follows:

         (a) They are the Chief Executive Officer and the Chief Financial Officer, respectively, of First Washington FinancialCorp. (the "Company");

         (b) To the best of their knowledge, the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 (the "Report") complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (c) To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company



                                                 /s/ C. Herbert Schneider
                                                 -------------------------------
                                                 C. Herbert Schneider

                                                 President & CEO
                                                 -------------------------------
                                                 Title

                                                 August 09, 2002
                                                 -------------------------------
                                                 Date

                                                 /s/  Lewis H. Foulke
                                                 -------------------------------
                                                 Lewis H. Foulke

                                                 Vice President, Finance and CFO
                                                 -------------------------------
                                                 Title

                                                 August 09, 2002
                                                 -------------------------------
                                                 Date